April 25, 2007

Supplement

SUPPLEMENT DATED APRIL 25, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.
Dated June 30, 2006

The second paragraph of the section of the Prospectus titled ‘‘The Fund — Fund Management’’ is hereby deleted and replaced with the following:

The Fund is managed within the Expanded Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Ira N. Ross and James R. Solloway, each an Executive Director of the Investment Adviser, and Edward S. Ripple, a Vice President of the Investment Adviser.

Mr. Ross has been associated with the Investment Adviser in an investment management capacity since August 1980 and began managing the Fund in April 2007. Mr. Solloway has been associated with the Investment Adviser in an investment management capacity since June 1998 and began managing the Fund in April 2007. Mr. Ripple has been associated with the Investment Adviser since September 1996 and in an investment management capacity since December 1999. Mr. Ripple began managing the Fund in April 2007.

All members of the portfolio management team conduct research across all market segments and make recommendations about which individual securities to buy and sell for the Fund. Mr. Ross is the lead portfolio manager and Messrs. Solloway and Ripple are the co-managers. Messrs. Ross, Solloway and Ripple are collectively responsible for all buy and sell decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DIVSPT